Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (the “SAI”), both dated April 30, 2011, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, the SAI, and other information about the Portfolio online at www.calvert.com/variable. You can also get this information at no cost by calling 1-800-368-2745 or by sending an e-mail request to Prospectusrequest@calvert.com, or by asking a financial professional who offers shares of the Portfolio.

INVESTMENT OBJECTIVE

The Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the investment criteria, including financial, sustainability and social responsibility factors.

FEES AND EXPENSES OF THE PORTFOLIO

This table describes the fees and expenses that you may pay if you invest in shares of the Portfolio.

The table and the following example do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies (each a “Policy”) through which an investment may be made. If those fees and charges were included, costs would be higher. Please consult the prospectus for your Policy for information regarding those fees and charges.

Shareholder Fees (fees paid directly from your investment)
Maximum front-end sales charge (load) on purchases	None
Maximum deferred sales charge (load)	None

Annual Fund Operating Expenses (expenses that you pay each year as a % of the value of your investment)
Management fees	0.70%
Other expenses	0.21%
Total annual fund operating expenses	0.91%

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:

•        you invest $10,000 in the Portfolio for the time periods indicated;

•        your investment has a 5% return each year; and

•        the Portfolio's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$93	$290	$504	$1,120

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (“turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the “Example”, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 116% of its portfolio’s average value.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies

The Portfolio typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. Stock investments are primarily common stock in large-cap companies. Fixed-income investments are primarily a wide variety of investment grade debt securities, such as corporate debt securities, mortgage-backed securities (including commercial mortgage-backed securities and collateralized mortgage obligations (“CMOs”)), and other asset-backed securities. The Portfolio invests in debt and mortgage-backed securities issued by government-sponsored enterprises (“GSEs”) such as the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”).

The Portfolio may also invest in leveraged loans. The loans in which the Portfolio will invest are expected to be below-investment-grade quality and to bear interest at a floating rate that resets periodically. In addition, the Portfolio may invest in repurchase agreements.

An investment grade debt security is rated BBB or higher by a nationally recognized statistical rating organization (“NRSRO”), or is an unrated bond determined by the Advisor to be of comparable quality. The Portfolio may also invest in unrated debt securities.

The Portfolio is non-diversified.

The Portfolio invests in a combination of stocks, bonds and money market instruments in an attempt to provide a complete investment portfolio in a single product. The Advisor rebalances the portfolio quarterly to adjust for changes in market value. The equity portion of the Portfolio is primarily a large cap core U.S. domestic portfolio, although the Portfolio may also invest

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in foreign stocks and mid-cap stocks. The equity portion of the Portfolio seeks companies that have the potential to outperform the market through exceptional growth and/or valuation improvement. The fixed-income portion of the Portfolio reflects an active trading strategy, seeking total return.

The Portfolio may also use a hedging technique that includes the purchase and sale of U.S. Treasury securities and related futures contracts for the purpose of managing the duration of the Portfolio.

The Subadvisor selects the equity investments, while the Advisor manages the fixed-income assets and determines the overall asset class mix for the Portfolio depending upon its view of market conditions and economic outlook.

Sustainable and Socially Responsible Investing. The Portfolio seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges. Calvert believes that there are long-term benefits in an investment philosophy that attaches material weight to the environment, workplace relations, human rights, Indigenous Peoples’ rights, community relations, product safety and impact, and corporate governance and business ethics. Calvert also believes that managing risks and opportunities related to these issues can contribute positively to company performance as well as to investment performance over time. The Portfolio has sustainable and socially responsible investment criteria that reflect specific types of companies in which the Portfolio seeks to invest and seeks to avoid investing.

Investments are first selected for financial soundness and then evaluated according to the Portfolio’s sustainable and socially responsible investment criteria. Investments must be consistent with the Portfolio’s current investment criteria, including financial, sustainability and social responsibility factors, the application of which is in the economic interest of the Portfolio and its shareholders.

Principal Risks

You could lose money on your investment in the Portfolio, or the Portfolio could underperform, because of the risks described below. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Non-diversification Risk. The Portfolio may invest more of its assets in a smaller number of issuers than a diversified fund, and gains or losses on a single stock or bond may have greater impact on the Portfolio.

Management Risk. Individual stocks and bonds in the Portfolio may not perform as expected, and the portfolio management practices may not achieve the desired result. For the fixed-income portion of the Portfolio, the Advisor’s forecast as to interest rates may not be correct.

Stock Market Risk. The stock market may fall in value, causing prices of stocks held by the Portfolio to fall.

Common Stock Risk. Although common stocks have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being.

Large-Cap Company Risk. Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Mid-Cap Company Risk. Prices of mid-cap stocks can be more volatile than those of larger, more established companies. Mid-cap companies are more likely to have more limited product lines, fewer capital resources and less depth of management than larger companies.

Foreign Securities Risk. Investing in foreign securities involves additional risks relating to political, social, and economic developments abroad. Other risks result from differences between regulations that apply to U.S. and foreign issuers and markets, and the potential for foreign markets to be less liquid and more volatile than U.S. markets.

Foreign Currency Risk. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates. When the U.S. dollar strengthens relative to a foreign currency, the U.S. dollar value of an investment denominated in that currency will typically fall.

Bond Market Risk. The market prices of bonds held by the Portfolio may fall.

Interest Rate Risk. A change in interest rates may adversely affect the value of fixed-income securities. When interest rates rise, the value of fixed-income securities will generally fall. Longer-term securities are subject to greater interest rate risk.

Credit Risk. The credit quality of fixed-income securities may deteriorate, which could lead to default or bankruptcy of the issuer where the issuer becomes unable to pay its obligations when due.

Mortgage-Backed and Asset-Backed Securities Risk. The value of investments in mortgage-backed and asset-backed securities is subject to interest rate risk and credit risk. These securities are also subject to the risk that issuers will prepay the principal more quickly or more slowly than expected, which could cause the Portfolio to invest the proceeds in less attractive investments or increase the volatility of their prices. To the extent mortgage-backed and asset-backed securities held by the Portfolio are subordinated to other interests in the same mortgage or asset pool, the likelihood of the Portfolio receiving payments of principal or interest may be substantially limited.

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Mortgage-Backed Security Risk of Government-Sponsored Enterprises.  Debt and mortgage-backed securities issued by GSEs such as FNMA and FHLMC are neither insured nor guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. government. Such securities are only supported by the credit of the GSE. The U.S. government recently provided financial support to FNMA and FHLMC, but there can be no assurance that it will support these or other GSEs in the future. Mortgage-backed securities also involve prepayment risk and extension risk.

Collateralized Mortgage Obligation Risk. There are risks associated with CMOs that relate to the risks of the underlying mortgage pass-through securities. For example, an increase or decrease in prepayment rates, resulting from a decrease or increase in mortgage interest rates, will affect the yield, average life, and price of CMOs.

Leveraged Loan Risk. Leveraged loans are subject to the risks typically associated with debt securities, such as credit risk discussed above. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Portfolio to value them or dispose of them at an acceptable price. Below-investment-grade leveraged loans are usually more credit sensitive.

Unrated Security Risk. Unrated securities may be less liquid than rated securities determined to be of comparable quality. The Portfolio’s purchase of unrated securities depends on the Advisor’s analysis of credit risk without the assessment of an NRSRO.

Active Trading Strategy Risk. The fixed-income portion of the Portfolio employs an active style that seeks to position the Portfolio with securities that offer the greatest price appreciation while minimizing risk. This style can result in higher turnover (exceeding 100%) and may translate to higher transaction costs.

Futures Contracts Risk. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. The price of futures can be highly volatile; using them could lower total return, and the potential loss from futures can exceed the Portfolio’s initial investment in such contracts.

Repurchase Agreement Risk. A repurchase agreement exposes the fixed income portion of the Portfolio to the risk that the party that sells the security may default on its obligation to repurchase it. The Portfolio may lose money because it cannot sell the security at the agreed-upon time and price or the security loses value before it can be sold.

Performance

The following bar chart and table show the Portfolio’s annual returns and its long-term performance, which give some indication of the risks of investing in the Portfolio. The bar chart shows how the performance has varied from year to year. The table compares the Portfolio’s performance over time with that of a broad-based securities market index, a composite index and an average.

The Portfolio also shows the Balanced Composite Index (60% Russell 1000 Index; 40% Barclays Capital U.S. Credit Index) because it is more consistent with the Portfolio’s portfolio construction process and represents a more accurate reflection of the Portfolio’s anticipated risk and return patterns.

The Portfolio’s past performance does not necessarily indicate how the Portfolio will perform in the future. For updated performance information, visit www.calvert.com.

The returns shown do not reflect fees and charges imposed under the variable annuity contracts and life insurance policies through which an investment may be made. If those fees and charges were included, they would reduce these returns.

Calendar Year Total Returns

	Quarter Ended	Total Return
Best Quarter (of periods shown)	9/30/09	12.29%
Worst Quarter (of periods shown)	12/31/08	-19.63%

Average Annual Total Returns (as of 12-31-10)	1 year	5 years	10 years
Calvert VP SRI Balanced Portfolio	12.10%	1.52%	1.86%
Russell 1000 Index	16.10%	2.59%	1.83%
Balanced Composite Benchmark	13.05%	3.95%	3.72%
Lipper VA Mixed-Asset Target Allocation Growth Funds Average	13.16%	3.54%	3.09%

(Index reflects no deduction for fees or expenses)

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PORTFOLIO MANAGEMENT

Investment Advisor. Calvert Investment Management, Inc. (formerly named Calvert Asset Management Company, Inc.)

Allocation of Assets and Portfolio Managers:

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Natalie A. Trunow	Senior Vice President, Chief Investment Officer - Equities, Calvert	Since September 2008

Fixed-Income Investments:

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Gregory Habeeb	Senior Vice President, Portfolio Manager, Calvert	Since January 1997

Equity Investments:

Investment Subadvisor. New Amsterdam Partners LLC ("New Amsterdam")

Portfolio Manager Name	Title	Length of Time Managing Portfolio
Michelle Clayman, CFA	Managing Partner, Chief Investment Officer, New Amsterdam	Since June 2004
Nathaniel Paull, CFA	Partner, Senior Portfolio Manager, New Amsterdam	Since June 2004

PURCHASE AND REDEMPTION OF SHARES

Shares of the Portfolio currently are sold only to participating insurance companies (the “Insurance Companies”) for allocation to their separate accounts to fund benefits under Policies issued by the Insurance Companies. The Insurance Companies redeem shares of the Portfolio to make benefit and surrender payments under the terms of the Policies.

Shares in the Portfolio are offered to the Insurance Companies, without sales charge, and redemptions are processed, on any day that the New York Stock Exchange is open. The share price is based on the Portfolio’s net asset value, determined after an Insurance Company receives the premium payment or a surrender request in acceptable form. The Portfolio does not have minimum initial or subsequent investment requirements.

A Policy owner’s interest in the shares of the Portfolio is subject to the terms of the particular Policy described in the prospectus for that Policy. If you are considering purchasing a Policy, you should carefully review the prospectus for that Policy.

TAX INFORMATION

As a regulated investment company under the Internal Revenue Code, the Portfolio is not subject to federal income tax, or to federal excise tax, to the extent that it distributes its net investment income and realized capital gains to the separate accounts of the Insurance Companies. The Portfolio intends to distribute its net investment income and realized capital gains to the extent necessary to remain qualified as a regulated investment company.

Since the only shareholders of the Portfolio are the Insurance Companies, no discussion is included here regarding the federal income tax consequences at the Policy owner level. For information on the federal tax consequences to you as a purchaser of a Policy, see the prospectus for your Policy.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for the Policies. The Portfolio and its related companies may make payments to a sponsoring Insurance Company (or its affiliates) for distribution and/or other services. These payments may be a factor that the Insurance Company considers in including the Portfolio as an underlying investment option in the Policy and may create a conflict of interest. The prospectus (or other offering document) for your Policy may contain additional information about these payments.

Investment Company Act file:

No. 811-03591 Calvert Variable Series, Inc.

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